Exhibit 99.1

2006 Second Quarter Earnings Call August 15, 2006

Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements made in this presentation that relate to future events or the Company’s expectations, projections, estimates, intentions, goals, targets and strategies are forward looking statements. You are cautioned that all forward-looking statements are based upon current expectations and estimates and the Company assumes no obligation to update this information. Because actual results may differ materially from those expressed or implied by the forward-looking statements, the Company cautions you not to place undue reliance on these statements. For a detailed discussion of the important factors that affect the Company and that could cause actual results to differ from those expressed or implied by the Company’s forward-looking statements, please see “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s current and future Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

Adjusted EBITDA Statement We refer to the term “Adjusted EBITDA” in various places throughout this presentation. Adjusted EBITDA, or earnings (adjusted as described below) before interest, taxes, depreciation and amortization calculated on a pro forma basis as provided herein, is a material component of the significant covenants contained in our senior secured revolving credit facility and the indenture governing the notes. Adjusted EBITDA is calculated similarly under both the credit facility and the indenture by adding consolidated net income, income taxes, interest expense, depreciation and amortization and other non-cash expenses, income or loss attributable to discontinued operations and amounts payable pursuant to the management agreement with AEA Investors. In addition, consolidated net income is adjusted to exclude certain items, including non-recurring charges with respect to the closing of the acquisition of Santana Holdings Corp. (the “Santana Acquisition”) and the related finance transactions, as well as certain other nonrecurring or unusual charges. Please see the Company’s June 30, 2006 Form 10-Q and December 31, 2005 10-K, which contain a detailed description of our covenants and a thorough description of our use of Adjusted EBITDA, and the calculation of Adjusted EBITDA pursuant to the covenants, under our credit agreement and indenture. While the determination of appropriate adjustments in the calculation of Adjusted EBITDA is subject to interpretation under our debt agreements, management believes the adjustments are in accordance with the covenants in our credit agreement and indenture, as discussed above. Adjusted EBITDA should not be considered in isolation or construed as an alternative to our net income or other measures as determined in accordance with GAAP. In addition, other companies in our industry or across different industries may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure. In future SEC filings, we may be required to change our presentation of Adjusted EBITDA in order to comply with the SEC’s rules regarding the use of non-GAAP financial measures. In addition, you are cautioned not to place undue reliance on Adjusted EBITDA. For a reconciliation of Adjusted EBITDA to net income, please see the Appendix to this presentation.

About CPG International Headquartered in Scranton, Pennsylvania, CPG International is a leading manufacturer of market-leading brands of highly engineered building products for residential and commercial markets designed to replace wood, metal and other traditional materials in a variety of construction applications. The Company’s products are marketed under several brands including AZEK® Trimboards, Santana Products, Comtec, Capitol, EverTuff™, TuffTec™, Hiny Hider® and Celtec®, as well as many other branded and non-branded products. Please note: To access the conference call, dial (866) 315-3365 and enter ConferenceID, 2782307. A replay of the call will be available for one week after the event by dialing (800) 642-1687 or (706) 645-9291 and entering ConferenceID, 2782307.

Table of Contents Business Update 6 Second Quarter Performance 8 2006 Guidance 11 Appendix 13 Q&A

New Structure Business Update Branded Commercial Building Products Branded Industrial Products Branded Industrial Products Branded Residential Building Products

Business Highlights Solid second quarter performance/Continued progress on move to Building Products Margins up Mix toward high-value-added, fabricated building products key to improvement Vycom 88% in 06 versus 82% in 05/Scranton Products 66% in 06 versus 55% in 05 Pricing power adds margin Resin stable but still higher than 05 Sales growth continues lead by strong building products growth Adjusted EBITDA up 67% 2Q and 26% YTD on strong top line growth Vycom revenue growth driven by AZEK demand for residential building products Capitalizing on brand and conversion from wood Focusing on further penetrating newer markets Industrial demand also strong Scranton Products volumes grow on strong commercial building products demand State/local governments releasing funds for construction/remodeling projects New pricing impacting results Santana acquisition integration going well Locker business growing with greater market acceptance of synthetic materials Industrial profitability strong Building out our team and capabilities Management hires IT system upgrade SOX implementation Business Update

Second Quarter Financial Results Revenue increased 39.9% over prior year Growth in branded products drove volume demand Pricing actions yield benefits Santana acquisition contributing to growth Adjusted EBITDA of $10.2mm ($ in MMs) 2005 2006 % Change Volume (MMs) 38.0 47.3 24.4% Revenue $47.7 $66.7 39.9% Adjusted EBITDA % of Revenue $6.1 12.8% $10.2 15.3% 67.2%2.5% pts. Cap Ex $2.6 $2.4 -7.7% Financial Update

Second Quarter Year to Date Financial Results Financial Update Revenue increased 28.8% over prior year Growth in branded products drove volume demand Pricing actions yield benefits Santana acquisition contributing to growth Adjusted EBITDA of $25.5mm YEAR TO DATE FINANCIAL RESULTS ($ in MMs) 2005 2006 % Change Volume (MM lbs) 94.1 105.0 11.6% Revenue $112.4 $144.8 28.8% Adjusted EBITDA % of Revenue $20.2 18.0% $25.5 17.6% 26.2% -0.4% pts. Cap Ex $6.5 $11.1 70.8%

Balance Sheet Working capital trends continue to be positive Summer is working capital peak (2) Working Capital defined as current assets minus current liabilities. Based on Trailing Twelve Month Sales. Financial Update Working Capital as a % of Net Sales (1) 29.4% 30.3% 12.6% 36.5% 36.6% 13.2% 0% 5% 10% 15% 20% 25% 30% 35% 40% 2001 2002 2003 2004 2005 Q2 2006

2006 Adjusted EBITDA Guidance Downside: Resin prices rise Competition slows Comtec growth or lowers pricing Infrastructure costs grow Integration risk with Santana acquisition AZEK® penetration rate of new markets Upside: Higher AZEK® growth Resin declines further Production efficiencies Capacity additions allow more Vycom core growth Higher Comtec growth Incremental Santana synergies Low High $50mm $60mm 2006 guidance remains unchanged Adjusted EBITDA growth ranges from 30.9% to 57.0% $0.01 change in composite resin yields roughly $1 million of incremental Adjusted EBITDA 1% change in composite volume yields roughly $0.5 million of incremental Adjusted EBITDA (1)  In preparation of our Adjusted EBITDA guidance, we used a basis similar to actual interest, depreciation, amortization and taxes reported for the first half of 2006, subject to the timing of the Santana Acquisition. Updated 2006 Guidance

2006 Consolidated Guidance Updated 2006 Guidance 2006 Guidance Summary: 2006 vs. 2005 Performance ($ in MMs, except where noted) 2005 Guidance 2006 2006 vs. 2005 Volume (MM lbs.) 180.3 220 - 240 27.6% Revenue $222.6 $300 - $325 40.4%

APPENDIX

Net Income to Adjusted EBITDA Reconciliation CALCULATION OF ADJUSTED EBITDA Pro Forma Pro Forma Add: Less: Twelve Adjustments Twelve Year Six Months Six Months Months Twelve Months Months Ended Ended Ended Ended Ended Ended December 31, June 30, June 30, June 30, June 30, June 30, (Dollars in Thousands) 2005 2006 2005 2006 2006 2006 Net (loss) income ($11,741) $2,663 ($9,196) $118 ($6,764) ($6,646) Interest expense, net $23,035 $14,225 $10,143 $27,117 $6,919 $34,036 Income tax (benefit) expense ($1,622) $1,612 $3,060 ($3,070) $94 ($2,976) Depreciation and amortization $9,560 $6,373 $2,989 $12,944 $268 $13,212 FAS 141 inventory adjustment $5,185 $0 $0 $5,185 $0 $5,185 Relocation and hiring costs $496 $40 $0 $536 $0 $536 Retiring executive costs $188 $110 $94 $204 $0 $204 Management fee $217 $215 $217 $215 $0 $215 Non-cash restricted stock unit charge $12,851 $0 $12,851 $0 $0 $0 Santana Acquisition $0 $227 $0 $227 $0 $227 Santana non-recurring charges Adjusted EBITDA $0 $0 $0 $0 $3,694 $3,694 $4,211 $3,694 $38,169 $25,465 $20,158 $43,476 $47,687 Appendix

Net Income to Adjusted EBITDA Reconciliation- QTD CALCULATION OF ADJUSTED EBITDA Three Three Months Months Ended Ended June 30, June 30, (Dollars in Thousands) 2006 2005 Net (loss) income ($976) ($16,184) Interest expense, net $8,016 $7,787 Income tax (benefit) expense ($695) $60 Depreciation and amortization $3,300 $1,499 FAS 141 inventory adjustment $0 $0 Relocation and hiring costs $40 $0 Retiring executive costs $66 $47 Management fee $215 $67 Non-cash restricted stock unit charge $0 $12,814 Santana Acquisition Adjusted EBITDA $227 $0 $10,193 $6,090

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